UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 6, 2018

VIVEVE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11388	04-3153858
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building B, Suite 250 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 696-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Stress Urinary Incontinence Feasibility Study Results

On December 6, 2018, Viveve Medical, Inc. (the “Company”) issued a press release titled “Viveve Announces Positive 12-Month Data from Stress Urinary Incontinence Feasibility Study.” A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Business Update

On December 6, 2018, the Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement in connection with a proposed public offering of shares of the Company’s common stock (the “Offering”). The preliminary prospectus supplement contains an updated description of certain aspects of the Company’s business. Accordingly, the Company is filing this information with this Current Report on Form 8-K for the purpose of updating the description of certain aspects of its business from the disclosure contained in the Company’s prior filings with the SEC, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018. The updated disclosure is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Launch of Public Offering of Common Stock

On December 6, 2018, the Company issued a press release announcing the Offering. A copy of this press release is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release “Viveve Announces Positive 12-Month Data from Stress Urinary Incontinence Feasibility Study” issued by Viveve Medical, Inc. on December 6, 2018.

99.2	Updated Business Disclosure by Viveve Medical, Inc.

99.3	Press release issued by Viveve Medical, Inc. on December 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2018	VIVEVE MEDICAL, INC.

	By:	/s/ Scott Durbin
Scott Durbin
Chief Executive Officer